December 1, 2009
FBR Capital Markets
2009 Fall Investor Conference
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
■Increasing competition in the communications industry; and
■A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Copies of this
Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its business and for budget planning purposes.

Agenda

Introduction and Shentel Overview - Earle MacKenzie - EVP/COO
Overview of Wireless
Overview of Wireline
Overview of Cable
Financials - Adele Skolits - CFO

Shenandoah Telecommunications Company

■ Reporting Segments: Wireless, Wireline and Cable
■ Shentel Management Company: Allocation subsidiary for all
 employees and shared expenses
Allocation Subsidiary
Wireline Entities
Wireless Entities
Shenandoah
Telecommunications
Company
Shentel Cable
Company
Shentel Service
Company
Shenandoah Mobile
Company
Shenandoah Cable
Television Company
Shentel Management
Company
Shentel
Communications
Company
Shenandoah
Telephone Company
Shenandoah
Personal
Communications
Company
Shenandoah
Network Company
Shenandoah Long
Distance Company
Cable Entities

Business Overview
■ Public company with 4,400+ shareholders
 ▶ ≈ 70% individual / 30% institutional
■ Sprint PCS Affiliate of Sprint Nextel
■ Profitable
■ Strong growth
■ Healthy balance sheet
■ Continuity of ownership & management
■ Focused business plan

Growth Strategy - Capitalize on Core Competencies

■ Wireless
 ▶ Increase penetration in existing PCS footprint
 ▶ Look for new wireless opportunities in surrounding
 geographic areas
■ Cable
 ▶ Focus on smaller less competitive markets
 ▶ Build clusters to gain operating efficiencies
 ▶ Upgrade networks to offer “Triple Play”
■ Wireline
 ▶ Attractive markets at reasonable prices

SHENTEL

Cable
9%
Wireline
20%
Wireless
71%

Segment	OIBDA	% Margin	% of Total
Wireless	$59.4	53%	79%
Wireline	21.1	65%	28%
Cable	(1.3)	-10%	-2%
Other	(3.8)	N/A	-5%
Total	$75.4	48%

Segment Overview

12 Months Ending September 30, 2009

Total External Revenues = $157.5 million
Operating Income Before Depreciation &
Amortization (OIBDA) by Segment
Revenue by Segment

Agenda

Introduction and Shentel Overview
Overview of Wireless
Overview of Wireline
Overview of Cable
Financials

Altoona
PENNSYLVANIA
Harrisburg
York
Hanover
Hagerstown
MARYLAND
Baltimore
Winchester
Washington D.C.
VIRGINIA
Harrisonburg
99
70
76
81
30
15
16
40
83
95
522
480
340
37
270
695
495
66

PCS Overview
■ One of 2 remaining Sprint Nextel
 affiliates
■ 2.3 million licensed POPs
■ 2.0 million covered POPs
■ 219k total subscribers
 ▶ 11.0% penetration of covered
 POPs
■ 448 CDMA base stations
■ 306 EVDO enabled cell sites
 ▶ 94% EVDO covered POPs
■ $41,000 Estimated Average
 household income

SHENTEL

154
187
211
219
2006
2007
2008
3Q09

332
346
52
411
211
448
306
2006
2007
2008
3Q09

1.90%
2.30%
1.90%
2.11%
2006
2007
2008
2009YTD

Penetration(%)

8.8%
10.3%
10.9%
11.0%
2006
2007
2008
3Q09

Key Operational Metrics - PCS

Period Ending

Retail Subscribers (000s)
Number of Cell Sites
Churn (%)
EVDO Sites
Non-EVDO Sites

Attractive Service Revenue Growth - PCS

12 Months Ending

Gross Billed PCS Revenue ($ millions)1
1 Before credits and fees
15.6% CAGR

SHENTEL

$143.5
$129.6
$7.1
$9.9
$10.9
$14.9
$100.7
$8.4
$8.7
$9.5
$14.0
$89.0
9/30/08
9/30/09

PCS Revenues

12 Months Ending

Billed Revenue ($ millions)
Up 10.7%
Bad Debt
Management Fee

Service Credits
Service Fee
Net Revenue

$55.10
$57.42
$56.35
$56.62
$55.84
$55.75
$41.58
$40.67
$39.21
$38.62
$37.49
$36.68
$13.52
$16.76
$17.14
$17.99
$18.35
$19.07
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

PCS Revenue per Subscriber

Period Ending

Gross Billed Revenue per Subscriber1
1 Before credits and fees
Voice
Data

SHENTEL

$101.2
$104.9
$114.2
9/30/07
9/30/08
9/30/09

$43.6
$52.0
$59.4
9/30/07
9/30/08
9/30/09

Wireless Segment

12 Months Ending

Reported Revenue ($ millions)
OIBDA ($ millions)
16.8% CAGR

$50
$40
$30
$20
$10
$0
$45.1
$25.5
$14.1
$7.8
2006
2007
2008
2009E

Capital Expenditures - Wireless

12 Months Ending

Capital Expenditures by Category ($ millions)
# Cell Sites 332 346 411 475
% Covered POPs 77% 79% 85% 88%
# EVDO Sites 0 52 211 336
% POPs Covered N/A 27% 86% 94%
Other
Capacity
Coverage
EVDO
Mobile (Towers)

Agenda

Introduction and Shentel Overview
Overview of Wireless
Overview of Wireline
Overview of Cable
Financials

Wireline Customers

12 Months Ending September 30, 2009

■ 23.5k LEC access lines
■ Acquisition of North River
 Telephone closed November
 2nd
 ▶ 1.0k access lines
■ 10.5k DSL subscribers
■ 3.8k dial-up Internet
 subscribers
■ 10.8k long distance
 subscribers
■ One FTTH community in
 service outside of LEC area
■ Fiber Network
 ▶ Route miles: 784

SHENTEL

24.7
24.2
23.5
9/30/07
9/30/08
9/30/09

DSL
Dial-up
7.6
8.3
9.8
5.3
10.5
3.8
9/30/07
9/30/08
9/30/09

Access lines (000s)
-2.5% CAGR
Internet Customers (000s)
1 DSL only available within LEC area
2 Dial-up offered inside and outside the LEC area
Wireline Customers

12 Months Ending

1
2

SHENTEL

$43.9
$45.4
$44.7
9/30/07
9/30/08
9/30/09

$20.3
$21.1
$21.1
9/30/07
9/30/08
9/30/09

Wireline Overview

12 Months Ending

Revenue ($ millions)
OIBDA ($ millions)

Agenda

Introduction and Shentel Overview
Overview of PCS
Overview of Wireline
Overview of Cable
Financials

Cable TV Overview
■ Complimentary (with LEC business)
 ▶ 15k Homes Passed
 ▶ 7.9k Video Subscribers
■ Offensive positioning (Outside ILEC)
 ▶ 44k Homes Passed
 ▶ 16.2k Video and 1.6k Internet Subscribers
■ All two-way by mid 2010

SHENTEL

25.7
1.6
18.6
8.3
8.1
6.3
5.9
5.5
2.0
2.2
9/30/07
9/30/08
9/30/09

$5.0
$5.3
$13.7
9/30/07
9/30/08
9/30/09

($0.4)
($0.0)
($1.3)
9/30/07
9/30/08
9/30/09

Cable TV

12 Months Ending

RGUs (000s)
Revenue ($ millions)
OIBDA ($ millions)
1 Includes Rapid Communications acquisition - December 2008
2 Only includes internet for areas outside ILEC service area
1
1
1
Digital
Internet 2
Basic

Agenda

Introduction and Shentel Overview
Overview of PCS
Overview of Wireline
Overview of Cable
Financials - Adele Skolits - CFO

SHENTEL

$175
$150
$125
$100
$75
$50
$25
$0
$138.5
$141.9
$157.5
9/30/07
9/30/08
9/30/09

$20.1
$25.1
$24.6
9/30/07
9/30/08
9/30/09

Key Financial Results - Continuing Operations1

12 Months Ending

Net Income from Continuing Operations
($ millions)
10.7% CAGR
Revenue ($ millions)
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.
Wireless
Wireline
Cable

SHENTEL

$34.9
$42.8
$43.9
9/30/07
9/30/08
9/30/09

$58.4
$68.3
$75.4
9/30/07
9/30/08
9/30/09

Operating Income ($ millions)
Operating Income Before Depreciation &
Amortization ($ millions)
Key Financial Results - Continuing Operations1

12 Months Ending

1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

SHENTEL

$0.86
$1.07
$1.04
9/30/07
9/30/08
9/30/09

$0.76
$0.93
$0.60
9/30/07
9/30/08
9/30/09

Key Financial Results - Consolidated

12 Months Ending

Earnings Per Share
- Continuing Operations1
Earnings Per Share
- Net Income
2
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.
2 Includes $10.7 million write down of Converged Service Business Unit ($0.45 per share) in Q1 2009

$29.1
$14.8
$14.1
$65.6
$20.0
$45.1
$62.2
$19.3
$17.3
$25.5
2007
2008
2009E

Total Capex

12 Months Ending

Wireless
Wireline
Cable
Capital Expenditures by Segment ($ millions)

Q&A

Appendix

SHENTEL®

Dollars in thousands (except subscribers and revenue per subscriber)

Gross billed revenue	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09
Wireless segment total operating revenues	$27,341	$27,526	$27,611	$28,804	$29,060	$28,690
Equipment revenue	(1,511)	(1,410)	(994)	(1,270)	(1,169)	(1,046)
Other revenue	(3,320)	(1,876)	(2,270)	(2,174)	(2,190)	(2,357)
Wireless service revenue	22,510	24,240	24,347	25,360	25,701	25,287
Service credits	3,683	4,000	3,836	3,764	3,310	3,987
Write-offs	1,750	1,903	1,914	1,705	1,564	1,916
Management fee	2,203	2,336	2,404	2,482	2,529	2,484
Service fee	2,423	2,570	2,644	2,730	2,782	2,732
Gross billed revenue	$32,571	$35,049	$35,115	$36,041	$35,886	$36,406
Average subscribers	197,055	203,454	207,882	212,196	214,208	217,659
Voice Gross Revenue per Subscriber	$41.58	$40.67	$39.21	$38.62	$37.49	$36.68
Data Gross Revenue per Subscriber	13.52	16.76	17.14	17.99	18.35	19.07
Total Gross Billed Revenue per Subscriber	$55.10	$57.42	$56.35	$56.62	$55.84	$55.75

Non-GAAP Financial Measure - Billed Revenue per Subscriber

Period Ending

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$39,724	$12,758	($4,296)	($4,130)	$43,876
Depreciation and amortization	19,669	8,502	2,979	332	31,482

OIBDA	$59,393	$21,080	($1,317)	($3,798)	$75,358

Non-GAAP Financial Measure - OIBDA

12 Months Ended 9/30/2009

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$34,834	$14,121	($1,045)	($5,130)	$42,780
Depreciation and amortization	17,184	6,988	1,042	299	25,513

OIBDA	$52,018	$21,109	($3)	($4,831)	$68,293

Non-GAAP Financial Measure - OIBDA

12 Months Ended 9/30/2008

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$27,384	$14,291	($1,497)	($5,247)	$34,931
Depreciation and amortization	16,188	6,030	1,060	240	23,518

OIBDA	$43,572	$20,321	($437)	($5,007)	$58,449

Non-GAAP Financial Measure - OIBDA

12 Months Ended 9/30/2007

December 1, 2009
FBR Capital Markets
2009 Fall Investor Conference